PROVIDENT INVESTMENT COUNSEL
                           ----------------------------
                                  MUTUAL FUNDS
                           ----------------------------

                           GROWTH FUND I

                           SMALL COMPANY
                           GROWTH FUND I




                           PROSPECTUS
                           MARCH 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.

CONTENTS

KEY FACTS             3    The Funds at a Glance

                      3    The Principal Risks
                           of Investing in the Funds

                      4    Who May Want to Invest

                      4    Performance

                      6    Fees and Expenses

                      7    Structure of the Funds and
                           the Portfolios

THE FUNDS IN DETAIL   8    More Information About the
                           Funds' Investments, Strategies
                           and Risks

                      9    Management

YOUR ACCOUNT          10   Ways to Set Up Your Account

                      11   Calculation of Net Asset Value

                      11   How to Buy Shares

                      12   How to Sell Shares

                      13   Important Redemption Information

                      14   Investor Services

SHAREHOLDER ACCOUNT   15   Dividends, Capital Gains
POLICIES                   and Taxes

                      15   Distribution Options

                      15   Understanding Distributions

                      15   Transaction Details

                      17   Year 2000 Risk

                      18   Financial Highlights


PROSPECTUS                             2

KEY FACTS

THE FUNDS AT A GLANCE

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Funds' Advisor. At December 31, 1998, total assets under PIC's management were over $20 billion.

STRUCTURE: Unlike most mutual funds, each Fund's investment in portfolio securities is indirect. A Fund first invests all of its assets in a PIC Portfolio. The PIC Portfolio, in turn, acquires and manages individual securities. Each Fund has the same investment objective as the PIC Portfolio in which is invests. Investors should carefully consider this investment approach.

GROWTH FUND I

GOAL: Long term growth of capital.

STRATEGY: Invests, through the PIC Growth Portfolio, in high quality growth stocks. In selecting investments, PIC does an analysis of individual companies and invests in those companies which are currently experiencing an above-average rate of earnings growth.

SMALL COMPANY GROWTH FUND I

GOAL: Long term growth of capital.

STRATEGY: Invests, through the PIC Small Cap Portfolio, mainly in equity securities of small-capitalization companies. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

MARKET RISK: The value of each Fund's investments will vary from day to day. Value generally reflects market conditions, interest rates and other company, political and economic news. In the short term, stock prices can rise and fall dramatically in response to these factors. And stock prices may decline for extended periods. When you sell your shares, you may lose money.

SMALL COMPANY RISK: The securities of small, less well-known companies may be more volatile than those of larger companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity.

                                       3                              PROSPECTUS

FOREIGN SECURITIES RISK: Each Fund may make limited investments in foreign companies which involves greater risk than investments in domestic companies. These include risks relating to political and economic factors and currency fluctuations.

By itself, neither Fund is a complete, balanced investment plan. And neither Fund can guarantee that it will reach its goal.

WHO MAY WANT TO INVEST

The Growth Fund may be appropriate for investors who seek potentially high long-term returns, but are willing to accept the greater risk involved in investing in growth stocks. The Fund is designed for those investors seeking capital appreciation through a diversified portfolio of securities of companies of all sizes.

The Small Company Growth Fund may be appropriate for investors who are willing to accept higher short-term risk in pursuit of potentially above-average long-term returns. The Fund is designed for those investors who want to focus on small-capitalization companies.

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Funds. The bar charts show how the Funds' total returns have varied from year to year. The tables show the Funds' average returns over time compared with broad-based market indices. This past performance will not necessarily continue in the future.


PROSPECTUS                             4

                                 GROWTH FUND I
                        CALENDAR YEAR TOTAL RETURNS (%)

             93        94        95        96        97        98
            ----      ----     -----     -----     -----     -----
            0.80     -2.55     23.53     20.69     27.35     39.10

During the period shown in the bar chart, the Growth Fund's highest quarterly return was 23.51% for the quarter ended December 31, 1998 and the lowest quarterly return was -8.74% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                    Since Inception
                             1 Year     5 Years     (July 31, 1992)
                            ---------   ---------   ---------------
         Growth Fund         39.10%      28.81%          17.82%
         S&P 500 Index*      28.72       24.09           21.09
----------
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

                          SMALL COMPANY GROWTH FUND I
                        CALENDAR YEAR TOTAL RETURNS (%)

                                 97       98
                               -----     ----
                               -1.36     5.43

During the period shown in the bar chart, the Small Company Growth Fund's highest quarterly return was 24.97% for the quarter ended December 31, 1998 and the lowest quarterly return was -24.76% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                    Since Inception
                                         1 Year     (June 28, 1996)
                                         --------   ---------------
         Small Company Growth Fund        5.43%         (0.36)%
         Russell 2000- Growth Index*      1.23           5.23
----------
* The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is a recognized index of small-capitalization companies.

                                       5                              PROSPECTUS

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge on purchases (as a percentage of offering price)   None

Maximum deferred sales charge (as a percentage of purchase or sale
  price whichever is less)                                              None

Redemption fee                                                          None

Exchange Fee                                                            None

ANNUAL FUND OPERATING EXPENSES *
(expenses that are deducted from Fund and/or Portfolio assets)

                                                    Growth      Small Company
                                                     Fund        Growth Fund
                                                    ------      -------------
Management Fee (paid by the Portfolio)               0.80%           0.80%
Administration Fee to PIC (paid by the Fund)         0.20%           0.20%
Other Expenses (paid by both)                        0.41%           0.50%
                                                    -----           -----
Total Annual Fund Operating Expenses                 1.41%           1.50%
Expense Reimbursements**                            (0.16%)         (0.05%)
                                                    -----           -----
Net expenses                                         1.25%           1.45%
                                                    =====           =====
----------
* The table above and the Examples below reflect the expenses of the Funds and the Portfolios.

** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for a ten-year period ending March 1, 2009. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC.

PROSPECTUS                             6

EXAMPLES: These examples will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown:

                                  Growth          Small Company
                                   Fund            Growth Fund
                                  ------          -------------
          After 1 year            $  127             $  148
          After 3 years              397                459
          After 5 years              686                792
          After 10 years           1,511              1,735

STRUCTURE OF THE FUNDS AND THE PORTFOLIOS

Each Fund seeks its goal by investing all of its assets in a PIC Portfolio. The PIC Portfolio then invests directly in securities. Each PIC Portfolio is a mutual fund with the same investment goal as the Fund investing in it.

A Portfolio may sell its shares to other funds and institutions as well as to a Fund. All who invest in a Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Funds' prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

                                       7                              PROSPECTUS

THE FUNDS IN DETAIL

As described earlier, each Fund invests all of its assets in a PIC Portfolio. This section gives more information about how the PIC Portfolios invest.

An investment committee of PIC formulates and implements an investment program for each of the Portfolios, including determining which securities should be bought and sold. PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. They seek out companies with significant management ownership of stock, strong management goals, plans and controls; leading proprietary positions in given market niches; and, finally, companies that may currently be under-researched by Wall Street analysts.

The value of each Portfolio's investments will vary from day to day in response to many factors. Value generally reflects market conditions, interest rates, and other company, political and economic news. In the short term, stock prices can rise and fall dramatically in response to these factors. And stock prices may decline for extended periods.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests a Portfolio's assets according to its investment strategy. However, each Portfolio may depart from its principal investment strategies by making short-term investments in cash equivalents for temporary, defensive purposes. At those times, a Fund would not be seeking its investment objective.

It is not anticipated that the annual portfolio turnover rate of the Portfolios will exceed 100%. However, PIC will not consider the rate of portfolio turnover to be a limiting factor in determining whether to purchase or sell securities in order to achieve a Fund's investment objective. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS, STRATEGIES AND RISKS

PROVIDENT INVESTMENT COUNSEL

GROWTH FUND I

The Growth Fund seeks long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in equity securities. Under normal circumstances, the Growth Portfolio will invest at least 80% of its assets in equity securities. In selecting investments for the Growth


PROSPECTUS                             8

Portfolio, PIC will include equity securities of companies of various sizes which are currently experiencing an above-average rate of earnings growth. The minimum market capitalization of a portfolio security is expected to be $1 billion, and the average market capitalization is currently approximately $30 billion. Equity securities in which the Growth Portfolio invests typically average less than a 1% dividend. Currently, approximately 70% of the equity securities in which the Growth Portfolio invests are listed on the New York or American Stock Exchanges, and the remainder are traded on the NASDAQ system or are otherwise traded over-the-counter.

PROVIDENT INVESTMENT COUNSEL

SMALL COMPANY GROWTH FUND I

The Small Company Growth Fund seeks long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in equity securities of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Small companies are those whose market capitalization or annual revenues are $250 million or less.

Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. Over time, however, small capitalization stocks have shown greater growth potential than those of large capitalization stocks.

MANAGEMENT

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of United Asset Management Corporation (UAM), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services. An investment committee of PIC formulates and implements an investment program for each Portfolio, including determining which securities should be bought and sold.

Each Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of net assets, each Portfolio paid 0.80%.

                                       9                              PROSPECTUS

YOUR ACCOUNT

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* INDIVIDUAL RETIREMENT ACCOUNTS (IRAs) allow anyone of legal age and under 701|M/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* ROLLOVER IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

*    403(b)  CUSTODIAL  ACCOUNTS are  available to employees of most  tax-exempt
     institutions,   including   schools,   hospitals   and   other   charitable
     organizations.

* 401(k) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

GIFTS OR TRANSFERS TO MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION

For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

PROSPECTUS                            10

CALCULATION OF NET ASSET VALUE

Once each business day, each Fund calculates its net asset value (NAV). NAV is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

HOW TO BUY SHARES

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received and accepted.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                  $1 MILLION

The Funds may, at their discretion, waive the minimum investment for employees and affiliates of PIC or any other person or organization deemed appropriate

For retirement accounts                       $ 250

TO ADD TO AN ACCOUNT                          $ 250

For retirement plans                          $ 250

Through automatic investment plans            $ 100

MINIMUM BALANCE                              $1,000

For retirement accounts                       $ 500

FOR INFORMATION:                     (800) 618-7643

TO INVEST

BY MAIL:
Provident Investment Counsel Funds
P.O. Box 8943
Wilmington, DE 19899

BY WIRE:
Call: (800) 618-7643
to set up an account and
arrange a wire transfer

BY OVERNIGHT DELIVERY:
Provident Investment Counsel Funds
400 Bellevue Parkway
Wilmington, DE 19809

                                       11                             PROSPECTUS

HOW TO SELL SHARES

You  can  arrange  to  take  money  out  of  your account at any time by selling
(redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*    You wish to redeem more than $100,000 worth of shares,

*    Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

*    The check is being made payable to someone other than the account owner.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

*    Your name,

*    Your Fund account number,

*    The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed under "Important Redemption Information."

* Unless otherwise instructed, PIC will send a check to the record address. Mail your letter to:

     Provident Investment Counsel Funds
     P.O. Box 8943
     Wilmington, DE 19899

PROSPECTUS                            12

IMPORTANT REDEMPTION INFORMATION

                 ACCOUNT TYPE          SPECIAL REQUIREMENTS
                 ------------          --------------------
PHONE            All account types     * Your  telephone  call must be received
(800) 618-7643   except retirement       by 4 p.m. Eastern time to be redeemed
                                         on that day (maximum check request
                                         $100,000).

MAIL OR IN       Individual, Joint     * This  letter  of  instructions  must be
PERSON           Tenant, Sole Propri-    signed by all persons  required to sign
                 etorship, UGMA, UTMA    for  transactions,   exactly  as  their
                                         names appear on the account.

                 Retirement Account    * The  account  owner  should  complete a
                                         retirement   distribution   form.  Call
                                         (800) 618-7643 to request one.

                 Trust                 * The   trustee   must  sign  the  letter
                                         indicating  capacity as trustee. If the
                                         trustee's  name  is not in the  account
                                         registration,  provide  a  copy  of the
                                         trust  document  certified  within  the
                                         last 60 days.

                 Business or           * At  least  one  person   authorized  by
                 Organization            corporate  resolutions  to  act  on the
                                         account must sign the letter.

                                       * Include  a  corporate  resolution  with
                                         corporate    seal   or   a    signature
                                         guarantee.

                 Executor,             * Call (800) 618-7643 for instructions.
                 Administrator,
                 Conservator, Guardian

WIRE             All account types     * You must  sign up for the wire  feature
                 except retirement       before  using it. To verify  that it is
                                         in place, call (800) 618-7643.  Minimum
                                         redemption wire: $5,000.

                                       * Your wire  redemption  request  must be
                                         received  by  the  Fund  before  4 p.m.
                                         Eastern  time for money to be wired the
                                         next business day.

                                       13                             PROSPECTUS

INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES

PIC'S TELEPHONE REPRESENTATIVES can be reached at (800) 618-7643.

STATEMENTS AND REPORTS that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*    Annual and semi-annual shareholder reports (every six months)

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Provident Investment Counsel Fund I shares and buy shares of any other Provident Investment Counsel Fund I by telephone or in writing. You may not exchange your Fund shares for shares of Provident Investment Counsel Small Cap Growth Fund I. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. Also see "Shareholder Account Policies."

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

PROSPECTUS                            14

SHAREHOLDER ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS AND TAXES

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 591|M/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

[X]  UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions -- including exchanges to another Funds I -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

TRANSACTION DETAILS

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for

                                       15                             PROSPECTUS
failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

*    PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* Each Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. You may buy shares of a Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than

PROSPECTUS                            16

     $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer, PIC will give you 30 days prior notice of its intention to close your account.

Please note this about exchanges

As a shareholder, you have the privilege of exchanging shares of a Provident Investment Counsel Fund I for shares of any other Provident Investment Counsel Fund I, other than Provident Investment Counsel Small Cap Growth Fund I. However, you should note the following:

*    The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

*    Before exchanging into a Fund, read its prospectus.

*    Exchanges may have tax consequences for you.

* You may exchange Provident Investment Counsel Fund I shares only for other Provident Investment Counsel Fund I shares, other than Provident Investment Counsel Small Cap Growth Fund I.

* Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

* Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

YEAR 2000 RISK

Like other business organizations around the world, the Funds could be adversely affected if the computer systems used by their investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." This situation may negatively affect the companies in which the Portfolios invest and by extension the value of the Funds' shares. The Funds' advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and it has obtained assurances from the Funds' other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Funds.

                                      17                              PROSPECTUS

FINANCIAL HIGHLIGHTS

These tables show the Funds' financial performance for up to the past five years. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports and the Funds' financial statements are included in the Annual Reports.

PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

                                          Fiscal year ended October 31,
                                  ---------------------------------------------
                                   1998     1997      1996     1995      1994
                                   ----     ----      ----     ----      ----
Net asset value,
  beginning of period             $18.14   $16.25    $14.25    $11.70    $11.60

Income from investment
  operations:
  Net investment income            (0.06)   (0.15)    (0.06)    (0.02)     0.00
  Net realized and unrealized
    gain (loss) on investments      3.04     3.98      2.06      2.57      0.10
Total from investment
  operations                        2.98     3.83      2.00      2.55      0.10

Less distributions:
  From net realized gains          (3.37)   (1.94)     0.00      0.00      0.00
Total distributions                (3.37)   (1.94)     0.00      0.00      0.00

Net asset value, end of
  period                          $17.75   $18.14    $16.25    $14.25    $11.70

TOTAL RETURN                       19.60%   26.44%    14.04%    21.79%     0.86%
                                  ======   ======    ======    ======    ======
Ratios/supplemental data:
Net assets, end of period
  (millions)                      $132.4   $ 80.0    $116.1    $131.1    $102.3

Ratios to average net assets:*
Expenses                            1.25%    1.25%     1.25%     1.25%     1.25%
Net investment income              -0.57%   -0.38%    -0.28%    -0.17%      N/A

Portfolio turnover rate++          81.06%   67.54%     64.09%   54.89%    68.26%

*    Includes the Fund's share of expenses allocated from PIC Growth Portfolio

++ Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.

PROSPECTUS                            18

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND I

                                                                   June 28,
                                         Year          Year          1996*
                                         Ended         ended        through
                                      October 31,   October 31,   October 31,
                                         1998          1997          1996
                                      -----------   -----------   -----------
Net asset value, beginning
 of period                              $  9.91      $   9.48      $ 10.00

Income from investment operations:
 Net investment income                    (0.10)        (0.05)       (0.03)
 Net realized and unrealized gain
  (loss) on investments                   (1.70)         0.48        (0.49)
Total from investment operations          (1.80)         0.43        (0.52)
Net asset value, end of period          $  8.11      $   9.91      $  9.48

TOTAL RETURN                             (18.16%)        4.54%       (5.20%)+++
                                         ======          ====        =====

Ratios/supplemental data:
Net assets, end of period (millions)    $ 29.7       $  31.0       $  5.2

Ratios to average net assets:**
Expenses                                  1.49%         1.45%        1.43%+
Net investment income                    -1.13%        -0.96%       -0.91%+
Portfolio turnover rate++                81.75%       151.52%       53.11%

*    Commencement of operations

+    Annualized.

**   Includes  the  Fund's  share  of  expenses  allocated  from PIC  Small  Cap
     Portfolio.

++ Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the Fund's assets are invested.

+++  Not annualized

                                       19                             PROSPECTUS

                         PROVIDENT INVESTMENT COUNSEL

                                 GROWTH FUND I
                          SMALL COMPANY GROWTH FUND I


For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' shareholder reports and their SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                         Provident Investment Counsel
                                 P.O. Box 8943
                             Wilmington, DE 19899
                           Telephone: 1-800-618-7643

You can review and copy information including the Funds' shareholder reports and their SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549- 6009 or by calling 1-800-SEC-0330.

Free of charge from the Commission's Internet website at http://www.sec.gov



                                                        (Investment Company Act
                                                            File No. 811-6498)

PROSPECTUS                            20

                              PIC INVESTMENT TRUST

                       Statement of Additional Information
                               Dated March 1, 1999

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus of the Provident Investment Counsel Growth Fund I and Provident Investment Counsel Small Company Growth Fund I, series of PIC Investment Trust (the "Trust"). There are nine other series of the Trust: the Provident Investment Counsel Pinnacle Balanced Fund A, Provident Investment Counsel Pinnacle Growth Fund A, Provident Investment Counsel Pinnacle Mid Cap Fund A, Provident Investment Counsel Pinnacle Small Company Growth Fund A, Provident Investment Counsel Pinnacle Balanced Fund B, Provident Investment Counsel Pinnacle Growth Fund B, Provident Investment Counsel Pinnacle Mid Cap Fund B, Provident Investment Counsel Pinnacle Small Company Growth Fund B and Provident Investment Counsel Small Cap Growth Fund I. The Provident Investment Counsel Growth Fund I (the "Growth Fund") invests in the PIC Growth Portfolio and the Provident Investment Counsel Small Company Growth Fund I (the "Small Company Growth Fund")invests in the PIC Small Cap Portfolio. (In this SAI, the Growth Fund and the Small Company Growth Fund may be referred to as the "Funds", and the PIC Growth Portfolio and PIC Small Cap Portfolio may be referred to as the "Portfolios.") Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolios. A copy of the prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS

Investment Objectives and Policies                                     B- 2
Management                                                             B-10
Custodian and Auditors                                                 B-15
Portfolio Transactions and Brokerage                                   B-16
Portfolio Turnover                                                     B-17
Additional Purchase and Redemption Information                         B-17
Net Asset Value                                                        B-17
Taxation                                                               B-18
Dividends and Distributions                                            B-18
Performance Information                                                B-19
General Information                                                    B-21
Financial Statements                                                   B-22
Appendix                                                               B-22

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

         Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since neither Fund will invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

         In addition to selling its shares to a Fund, a Portfolio may sell its shares to other mutual funds or institutional investors. All investors in a Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in a Portfolio may sell their shares to the public at prices different from those of a Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in a Portfolio. Information concerning other holders of interests in a Portfolio is available by calling (800) 618-7643.

         The Trustees of the Trust believe that this structure may enable a Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing a Fund's assets in a Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. A Fund's investment in a Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of a Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of a Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

         Whenever a Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

THE GROWTH FUND

         The investment objective of the Growth Fund is to provide long-term growth of capital. There is no assurance that the Growth Fund will achieve its objective. The Growth Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Growth Portfolio (the "Growth Portfolio"). The Growth Portfolio is a diversified open-end management investment company having the same investment objective as the Growth Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Growth Fund and the Growth Portfolio. Because the investment characteristics of the Growth Fund will correspond directly to those of the Growth Portfolio, the discussion refers to those investments and techniques employed by the Growth Portfolio.

THE SMALL COMPANY GROWTH FUND

         The investment objective of the Small Company Growth Fund is to provide capital appreciation. There is no assurance that Small Company Growth Fund will achieve its objective. The Small Company Growth Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Small Cap Portfolio (the "Small Cap Portfolio"). The Small Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Small Company Growth Fund. The discussion below supplements information contained in the prospectus as to policies of the Small Company Growth Fund and the Small Cap Portfolio. Because the investment characteristics of the Small Company Growth Fund will correspond directly to those of the Small Cap Portfolio, the discussion refers to those investments and techniques employed by the Small Cap Portfolio.

INVESTMENT RESTRICTIONS

         The Trust (on behalf of the Funds) and the Portfolios have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of a Fund or a Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund or a Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund or a Portfolio. Except with respect to borrowing, changes in values of assets of a particular Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by such Fund or Portfolio at the time it purchases any security.

         As a matter of fundamental policy, the Portfolios are diversified; i.e., as to 75% of the value of a Portfolio's total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities). The Funds invest all of their assets in shares of the Portfolios. Each Fund's and each Portfolio's investment objective is fundamental.

In addition, neither Fund or Portfolio may:

         1. Issue senior securities, borrow money or pledge its assets, except that a Fund or a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

         2. Make short sales of securities or maintain a short position;

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

         4. Write put or call options, except that the Small Cap Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

         5. Act as underwriter (except to the extent a Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that either of the Funds may invest more than 25% of their assets in shares of a Portfolio;

         7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although either Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

         8. Purchase or sell commodities or commodity futures contracts, except that either Portfolio may purchase and sell stock index futures contracts;

         9. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

         10. Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and the Portfolios and except for repurchase agreements); or

         11.  Make  investments  for  the  purpose  of  exercising   control  or
management.

         The Portfolios observe the following restrictions as a matter of operating but not fundamental policy.

         Neither Portfolio may:

         1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

         2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

SECURITIES AND INVESTMENT PRACTICES

         The discussion below supplements information contained in the prospectus as to investment policies of the Portfolios. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goals.

EQUITY SECURITIES

         Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

SHORT-TERM INVESTMENTS

         Short-Term Investments are debt securities that mature within a year of the date they are purchased by a Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. A Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Rating Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

REPURCHASE AGREEMENTS

         Repurchase agreements are transactions in which a Fund or a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

         Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds and the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds and the Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

OPTIONS ACTIVITIES

         The Small Cap Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When the Small Cap Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

         The Small Cap Portfolio may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

         The Small Cap Portfolio also may write and purchase put options ("puts"). When the Portfolio writes a put, it gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When the Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

         The Small Cap Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

FUTURES CONTRACTS

         The Portfolios may buy and sell stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

         Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly.
Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

         A stock index futures contract may be used as a hedge by any of the Portfolios with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

         There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Portfolio than if it had not entered into any futures on stock indices.

         In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

FOREIGN SECURITIES

         The Portfolios may invest in foreign issuers in foreign markets. In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. Neither Portfolio may invest more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ system.

         Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Forward Foreign Currency Exchange Contracts

         The Portfolios may enter into forward contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs. The Portfolios may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

         At or before the maturity date of a forward contract that requires a Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

         The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

SEGREGATED ACCOUNTS

         When a Portfolio writes an option, sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by a Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet a Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

DEBT SECURITIES AND RATINGS

         Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                                   MANAGEMENT

         The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Portfolios each have a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

         The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Jettie M. Edwards (age 52),           Consulting principal of
Trustee                               Syrus Associates (consulting firm)
76 Seaview Drive
Santa Barbara, CA 93108

Jeffrey D. Lovell (age 46),           Managing Director, President and
Trustee                               co-founder of Putnam, Lovell &
11150 Santa Monica Blvd., Ste 1650    Thornton, Inc. (investment bankers)
Los Angeles, CA 90025

Jeffrey J. Miller (age 48),           Managing Director and Secretary of
President and Trustee*                the Advisor; President and Trustee
300 North Lake Avenue                 of each of the Portfolios
Pasadena, CA 91101

Wayne H. Smith (age 57),              Vice President and Treasurer of Avery
Trustee                               Dennison Corporation (pressure sensitive
150 N. Orange Grove Blvd.             material and office products manufacturer)
Pasadena, CA 91103

Thad M. Brown (age 48),               Senior Vice President and Chief Financial
Vice President, Secretary             Officer of the Advisor
and Treasurer of the Trust
300 North Lake Avenue
Pasadena, CA 91101

         The Trustees and officers of each of the Portfolios, their business address and their occupations during the past five years are:

Richard N. Frank (age 75),            Chief Executive Officer, Lawry's
Trustee                               Restaurants, Inc.; formerly Chairman
234 E. Colorado Blvd.                 of Lawry's Foods, Inc.
Pasadena, CA 91101

James Clayburn LaForce (age70),       Dean Emeritus, John E. Anderson Graduate
Trustee                               School of Management, University of
P.O. Box 1585                         California, Los Angeles. Director of The
Pauma Valley, CA 92061                BlackRock Funds. Trustee of Payden & Rygel
                                      Investment Trust. Director of the Timken
                                      Co., Rockwell International, Eli Lilly,
                                      Jacobs Engineering Group and Imperial
                                      Credit Industries.

Jeffrey J. Miller (age 48),           Managing Director and Secretary of the
President and Trustee*                Advisor
300 North Lake Avenue
Pasadena, CA 91101

Angelo R. Mozilo (age 59),            Vice Chairman and Executive Vice President
Trustee                               of Countrywide Credit Industries (mortgage
155 N. Lake Avenue                    banking)
Pasadena, CA 91101

Thad M. Brown (age 48),               Senior Vice President and Chief Financial
Vice President, Secretary             Officer of the Advisor
and Treasurer of the Trust
300 North Lake Avenue
Pasadena, CA 91101
----------
* Denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

         The following compensation was paid to each of the following Trustees. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the "Fund Complex."

                                                              Deferred          Deferred           Total
                                                            Compensation      Compensation     Compensation
                           Aggregate       Aggregate      Accrued as Part   Accrued as Part   From Trust and
                         Compensation     Compensation        of Trust       of Portfolios    Portfolios paid
     Name of Trustee      from Trust    from Portfolios       Expenses          Expenses         to Trustee
----------------------   ------------   ---------------   ---------------   ---------------   ---------------
Jettie M. Edwards           $13,000         $     0           $    0            $    0           $13,000
Bernard J. Johnson          $     0         $     0           $    0            $    0           $     0
Jeffrey D. Lovell           $     0         $     0           $3,232            $    0           $ 3,232
Wayne H. Smith              $     0         $     0           $3,232            $    0           $ 3,232
Richard N. Frank            $     0         $     0           $    0            $3,191           $ 3,191
James Clayburn LaForce      $     0         $12,000           $    0            $    0           $12,000
Angelo R. Mozilo            $     0         $     0           $    0            $3,190           $ 3,190

         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Growth Fund as of February 9, 1999:

Harris Trust and Savings Bank, Trustee - 5.09%
Chicago, IL 60603

Milbank Tweed Hadley & McCloy
 Partners Retirement Plan - 7.3%
Brooklyn, NY 11245

Vanguard Fiduciary Trust Co., Trustee - 31.66%
Valley Forge, PA 19482

         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund as of February 9, 1999:

Strage & Co. - 14.70%
Westerville, OH 43086

Charles Schwab & Co., Inc.
 Special Custody Acct. - 13.63%
San Francisco, CA 94102

George E. Handtmann III and
 Janet L. Handtmann, Trustees - 5.73%
Carpenteria, CA 930133

UMBSC & Co. FBO
 Interstate Brands Corp
 Aggressive Growth Acct. - 20.22%
Kansas City, MO 64141

UMBSC & Co.
 FBO Interstate Brands Unit
 Elect-Mod Grt - 12.08%
Kansas City, MO 64141

Atlantic Trust Company,
 Nominee Account - 19.04%
Boston, MA 12210

         As of February 9, 1999, shares of the Funds owned by the Trustees and officers as a group were less than 1%.

THE ADVISOR

         The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

         The  following  information  is  provided  about  the  Advisor  and the
Portfolios. Subject to the supervision of the Boards of Trustees of the Portfolios, investment management and services will be provided to the Portfolios by the Advisor, pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Portfolios and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

         The Advisor is an indirect, wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services. On February 15, 1995, UAM acquired the assets of the Advisor's predecessor, which had the same name as the Advisor; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Portfolios. The term "Advisor" also refers to the Advisor's predecessor.

         For its services, the Advisor receives a fee from the Growth and Small Cap Portfolios at an annual rate of 0.80% of their average daily net assets. During the fiscal years ended October 31, 1998, 1997, and 1996, the Advisor earned fees pursuant to the Advisory Agreements as follows: from the Growth Portfolio, $1,045,893, $838,058 and $949,431, respectively; and from the Small Cap Portfolio, $1,418,731, $1,525,768 and $1,395,748, respectively. However, the Advisor has agreed to limit the aggregate expenses of the Growth and Small Cap Portfolios to 1.00% of average net assets. As a result, the Advisor paid expenses of the Growth Portfolio that exceeded these expense limits in the amounts of $22,176, $48,003 and $64,401 during the fiscal years ended October 31, 1998, 1997 and 1996, respectively. The Advisor paid expenses of the Small Cap Portfolio that exceeded these expense limits in the amounts of $24,920, $24,879 and $26,098 during the fiscal years ended October 31, 1998, 1997 and 1996, respectively.

         Under the Advisory Agreements, the Advisor will not be liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Advisory Agreements will remain in effect for two years from their execution. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

         The Advisory Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreements also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

         The Advisor also provides certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust. During the fiscal years ended October 31, 1998, 1997 and 1996, the Advisor earned fees pursuant to the Administration Agreements from the Growth Fund (formerly the Institutional Growth Fund) of $255,010, $207,782 and $236,786, respectively.

         During the fiscal years ended October 31, 1998, 1997 and 1996, the Advisor earned fees of $70,124, $45,245 and $3,105, respectively from the Small Company Growth Fund (formerly PIC Institutional Small Cap Growth Fund). However, the Advisor has agreed to limit the aggregate expenses of the Growth Fund to 1.25% of its average daily net assets and the expenses of the Small Company Growth Fund to 1.45% of its average daily net assets. As a result, the Advisor waived all or a portion of its fee and/or reimbursed expenses of the Growth Fund that exceeded these expense limits in the amounts of $178,773, $110,144 and $55,034 during the fiscal years ended October 31, 1998, 1997 and 1996. In addition, the Advisor waived all or a portion of its fee and/or reimbursed expenses of the Small Company Growth Fund that exceeded these expense limits in the amounts of $15,053, $35,623 and $38,198 during the fiscal years ended October 31, 1998, 1997 and 1996.

         The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by the Advisor.

THE ADMINISTRATOR

         The Funds and the Portfolios each pay a monthly administration fee to Investment Company Administration, LLC for managing some of their business affairs. Each Portfolio pays an annual administration fee of 0.10% of its average net assets, subject to an annual minimum of $45,000. Each Fund pays an annual fee of $15,000.

         During each of the three years ended October 31, 1998, 1997 and 1996, the Growth Fund paid the Administrator fees in the amount of $15,000. During the fiscal years ended October 31, 1998, 1997 and 1996 the Small Company Growth Fund paid the Administrator fees in the amounts of $15,000, $15,000 and $4,999, respectively.

         During the fiscal years ended October 31, 1998, 1997 and 1996, the Growth Portfolio paid the Administrator fees in the amounts of $130,737, $103,757 and $118,678, respectively. During the fiscal years ended October 31, 1998, 1997 and 1996, the Small Company Growth Portfolio paid the Administrator fees in the amounts of $177,341, $190,721 and $174,469, respectively.

                             CUSTODIAN AND AUDITORS

         The Trust's  custodian,  Provident  National  Bank,  200 Stevens Drive,
Lester,  PA 19113 is  responsible  for  holding  the  Funds'  assets.  Provident
Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as each Fund's transfer agent; its mailing address is P.O. Box 8943, Wilmington, DE 19899. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolios by placing purchase and sale orders for the Portfolios, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Portfolios and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolios or the Funds which invest in the Portfolios.

         The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. During the fiscal years ended October 31, 1997 and 1996, the amount of brokerage commissions paid by the Growth Portfolio were $110,376 and $148,938, respectively. During the fiscal years ended October 31, 1997 and 1996, the amount of brokerage commissions paid by the Small Cap Portfolio were $218,087 and $115,709, respectively. During the fiscal year ended October 31, 1998, the Growth Portfolio paid $165,841 in brokerage commissions. Of that amount, $1,050 was paid in brokerage commissions to brokers who furnished research services. During the fiscal year ended October 31, 1998, the Small Cap Portfolio paid $208,083 in brokerage commissions. Of that amount, $9,449 was paid in brokerage commissions to brokers who furnished research services.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolios in the valuation of the Portfolios' investments. The research which the Advisor receives for the Portfolios' brokerage commissions, whether or not useful to the Portfolios, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions may be useful to the Portfolios.

         The debt securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolios directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                               PORTFOLIO TURNOVER

         Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." Growth Portfolio's portfolio turnover rate for the fiscal years ended October 31, 1998 and 1997 was 81.06% and 67.54%, respectively. Small Cap Portfolio's portfolio turnover rate for the fiscal years ended October 321, 1998 and 1997 was 81.75% and 151.52%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                 NET ASSET VALUE

         The net asset value of the Portfolios' shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. Each Portfolio's net asset value is calculated separately.

         The net asset value per share is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio outstanding at such time.

         Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

                                    TAXATION

         The Funds will each be taxed as separate entities under the Internal Revenue Code (the "Code"), and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax one their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90%of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

         Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

         Under the Taypayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax - generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

         Each Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

         Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD

         Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                       --
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends and; d equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

         Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

         Each Fund is a diversified trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         Each Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

         The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

         The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the

Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its shares. If not so terminated, the Trust will continue indefinitely.

         Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

                              FINANCIAL STATEMENTS

         The annual report to shareholders for the Funds for the fiscal year ended October 31, 1998 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group: Corporate Bond Ratings

         AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.